UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 05652

Dreyfus Municipal Income, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	09/30
Date of reporting period:	09/30/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Municipal Income, Inc.

ANNUAL REPORT September 30, 2011

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Cash Flows
23	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Additional Information
40	Important Tax Information
41	Proxy Results
42	Information About the Renewal of the Fund’s Management Agreement
47	Board Members Information
49	Officers of the Fund
53	Officers and Directors
FOR MORE INFORMATION
Back Cover

Dreyfus
Municipal Income, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus Municipal Income, Inc. covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. While most fixed-income securities proved volatile in this tumultuous environment, municipal bonds held up relatively well due to robust demand for a limited supply of newly issued securities.

The economic outlook currently is clouded by heightened market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through September 30, 2011, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus Municipal Income achieved a total return of 4.61% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.62 per share, which reflects a distribution rate of 6.49%.2

After encountering weak market conditions over the final months of 2010, municipal bonds generally rebounded in 2011 due to favorable supply-and-demand dynamics.The fund’s results were enhanced by its leveraging strategy, which continued to benefit from historically low short-term interest rates.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features. Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds with investments consistent with the fund’s investment policies, albeit with yields that reflect the then-current interest-rate environment.When making new investments, we focus on

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We use fundamental analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

Municipal Bonds Held Up Relatively Well Amid Uncertainty

Stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings generally supported investor sentiment into the first quarter of 2011.While investor confidence was shaken in February due to political unrest in the Middle East, and again in March, when natural and nuclear disasters struck Japan, most markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt, U.S. economic data disappointed and the debate regarding U.S. government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors shifted their focus to traditionally defensive investments. Turbulence among stocks and lower-rated bonds was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Despite these developments, municipal bond prices were buoyed in 2011 by strong investor demand for a limited supply of newly issued securities, more than offsetting the effects of market weakness at the end of 2010. The termination of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing over the first months of 2011.Yet, demand remained robust from investors seeking competitive levels of tax-exempt income.

Longer-Term Bonds Buoyed Relative Performance

The fund’s results were driven by strong performance among longer-term bonds, which fared well when long-term interest rates fell amid deteriorating economic conditions later in the reporting period. In addition, the use of tender option bonds for a portion of the fund’s leveraging strategy proved effective when the fund’s borrowing costs remained anchored by historically low short-term interest rates.

We identified attractive values among general obligation bonds from states that, in our analysis, were punished too severely during the market downturn over the final months of 2010. Bonds from California, Illinois and New Jersey rebounded strongly in 2011 as credit conditions stabilized, boosting the fund’s returns. Revenue bonds backed by essential-services facilities also fared well over the reporting period. However, the positive impact of these strategies was offset to a degree by bonds backed by charter schools and the states’ settlement of litigation with U.S. tobacco companies, the latter of which suffered credit-rating downgrades during the reporting period.

Adjusting to a Slower-Growth Environment

Throughout the reporting period, we took steps to improve the fund’s risk profile by increasing the credit quality of its holdings, including municipal bonds that historically have been attractive to individual investors.At the same time, we intend to remain vigilant in monitoring risks stemming from changes in interest rates and credit conditions until the direction and strength of the U.S. economy become clearer.

October 17, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund	5

SELECTED INFORMATION

September 30, 2011 (Unaudited)

Market Price per share September 30, 2011	$9.55
Shares Outstanding September 30, 2011	20,623,542
NYSE AMEX Ticker Symbol	DMF

MARKET PRICE (NYSE AMEX)

		Fiscal Year Ended September 30, 2011
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011
High	$10.01	$8.92	$8.94	$9.55
Low	8.34	7.86	8.45	8.21
Close	8.93	8.83	8.88	9.55

PERCENTAGE GAIN (LOSS) based on change in Market Price*

October 24, 1988 (commencement of operations)
through September 30, 2011		341.52%
October 1, 2001 through September 30, 2011		107.81
October 1, 2006 through September 30, 2011		41.50
October 1, 2010 through September 30, 2011		2.85
January 1, 2011 through September 30, 2011		12.79
April 1, 2011 through September 30, 2011		11.99
July 1, 2011 through September 30, 2011		9.40

NET ASSET VALUE PER SHARE
October 24, 1988 (commencement of operations)	$9.26
September 30, 2010	9.67
December 31, 2010	8.74
March 31, 2011	8.54
June 30, 2011	9.03
September 30, 2011	9.44

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

October 24, 1988 (commencement of operations)
through September 30, 2011	371.31%
October 1, 2001 through September 30, 2011	85.20
October 1, 2006 through September 30, 2011	32.78
October 1, 2010 through September 30, 2011	4.61
January 1, 2011 through September 30, 2011	13.91
April 1, 2011 through September 30, 2011	14.46
July 1, 2011 through September 30, 2011	6.34

*	With dividends reinvested.

STATEMENT OF INVESTMENTS
September 30, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—150.3%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—9.7%
Barclays Capital Municipal Trust
Receipts (Salt River Project
Agricultural Improvement and
Power District, Salt River Project
Electric System Revenue)	5.00	1/1/38	9,998,763	[a,b]	10,668,963
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	6.25	7/1/28	1,000,000		1,045,410
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000		2,124,100
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	2,000,000		1,602,340
Pima County Industrial Development
Authority, IDR (Tucson
Electric Power Company Project)	5.75	9/1/29	1,000,000		1,015,260
Pinal County Electrical District
Number 4, Electric
System Revenue	6.00	12/1/38	2,300,000		2,376,797
California—23.0%
ABAG Financial Authority for
Nonprofit Corporations,
Insured Revenue, COP (Odd
Fellows Home of California)	6.00	8/15/24	5,000,000	[c]	5,112,000
California,
GO (Various Purpose)	5.75	4/1/31	3,950,000		4,344,526
California,
GO (Various Purpose)	6.00	3/1/33	1,250,000		1,417,137
California,
GO (Various Purpose)	6.50	4/1/33	3,000,000		3,539,490
California,
GO (Various Purpose)	6.00	11/1/35	2,500,000		2,819,425
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	6.25	8/15/35	2,500,000	[c]	2,502,675
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	2,000,000		2,226,600

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	1,000,000		783,560
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement Asset-Backed
Bonds (Prerefunded)	7.80	6/1/13	3,000,000	[d]	3,361,440
JPMorgan Chase Putters/Drivers
Trust (Los Angeles Departments
of Airports, Senior
Revenue (Los Angeles
International Airport))	5.25	5/15/18	10,000,000	[a,b]	10,961,100
Sacramento County,
Airport System Subordinate and
Passenger Facility Charges
Grant Revenue	6.00	7/1/35	2,250,000		2,439,720
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	1,000,000		1,073,590
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	5.00	6/1/37	3,500,000		2,427,040
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.88	1/1/29	1,500,000		1,673,940
Colorado—5.0%
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,500,000		1,770,780
Colorado Health Facilities
Authority, Health Facilities
Revenue (The Evangelical
Lutheran Good Samaritan
Society Project)	6.13	6/1/38	2,525,000	[c]	2,551,285

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado (continued)
Colorado Springs,
HR	6.38	12/15/30	2,890,000	[c]	2,893,237
E-470 Public Highway Authority,
Senior Revenue	5.25	9/1/25	1,000,000		987,330
University of Colorado Regents,
University Enterprise Revenue	5.38	6/1/38	1,500,000		1,630,335
Florida—8.8%
Florida,
Department of Transportation
Right-of-Way Acquisition and
Bridge Construction Bonds	5.00	7/1/24	1,500,000		1,715,190
Greater Orlando Aviation Authority,
Airport Facilities Revenue	6.25	10/1/20	3,980,000		4,725,653
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	2,500,000		2,668,525
Orange County School Board,
COP (Master Lease Purchase
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/1/34	2,000,000		2,138,200
Palm Beach County Health
Facilities Authority, Revenue
(The Waterford Project)	5.88	11/15/37	2,400,000	[c]	2,388,696
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000		2,527,225
South Lake County Hospital
District, Revenue (South Lake
Hospital, Inc.)	6.25	4/1/39	1,000,000	[c]	1,024,920
Georgia—3.5%
Atlanta,
Airport General Revenue	5.00	1/1/26	1,500,000		1,559,025
Atlanta,
Water and Wastewater Revenue	6.00	11/1/28	3,000,000		3,383,310
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,750,000		1,869,245

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Hawaii—1.3%
Hawaii Department of Budget and
Finance, Special Purpose Revenue
(Hawaiian Electric Company, Inc.
and Subsidiary Projects)	6.50	7/1/39	2,400,000		2,578,848
Illinois—2.7%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	1,000,000		1,092,610
Illinois,
GO	5.00	3/1/28	1,075,000		1,084,331
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	2,000,000		2,078,600
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue	5.13	4/1/36	1,000,000		1,045,930
Indiana—.8%
Indianapolis Local Public
Improvement Bond Bank, Revenue
(Indianapolis Airport Authority
Project) (Insured; AMBAC)	5.00	1/1/36	1,500,000		1,480,170
Louisiana—.6%
Louisiana Public Facilities
Authority, Revenue (CHRISTUS
Health Obligated Group)	6.13	7/1/29	1,000,000	[c]	1,089,240
Maine—.7%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral Medical
Center Issue)	7.50	7/1/32	1,250,000	[c]	1,361,688
Maryland—3.2%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.75	6/1/35	1,000,000		1,010,790
Maryland Economic Development
Corporation, PCR (Potomac
Electric Project)	6.20	9/1/22	2,500,000		2,996,325

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland (continued)
Maryland Economic Development
Corporation, Student Housing
Revenue (University of
Maryland, College Park
Project) (Prerefunded)	5.63	6/1/13	2,000,000	[d]	2,174,120
Massachusetts—12.3%
Barclays Capital Municipal Trust
Receipts (Massachusetts Health
and Educational Facilities Authority,
Revenue (Massachusetts Institute
of Technology Issue))	5.00	7/1/38	10,000,000	[a,b]	10,884,700
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	7.25	1/1/32	1,500,000	[c]	1,680,675
Massachusetts Health and
Educational Facilities
Authority, Healthcare System
Revenue (Covenant Health
Systems Obligated Group Issue)	6.00	7/1/31	1,970,000		1,992,970
Massachusetts Health and
Educational Facilities
Authority, Revenue (Suffolk
University Issue)	6.25	7/1/30	2,000,000		2,173,580
Massachusetts Housing Finance
Agency, Rental Housing
Mortgage Revenue
(Insured; AMBAC)	5.50	7/1/40	2,230,000		2,038,175
Massachusetts Industrial Finance
Agency, Water Treatment Revenue
(Massachusetts-American
Hingham Project)	6.95	12/1/35	5,235,000		5,235,942
Michigan—8.0%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	2,140,000		2,561,473
Michigan Building Authority,
Revenue (Facilities Program)	5.13	10/15/30	2,025,000		2,164,300

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Hospital Finance
Authority, HR (Henry Ford
Health System)	5.00	11/15/38	1,515,000	[c]	1,442,583
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,885,000		3,688,147
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.00	9/1/29	2,500,000	[c]	2,962,125
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	3,000,000		2,832,750
Minnesota—1.8%
Minneapolis,
Health Care System Revenue
(Fairview Health Services)	6.75	11/15/32	3,000,000	[c]	3,356,010
Minnesota Agricultural and
Economic Development Board,
Health Care System Revenue
(Fairview Health Care Systems)	6.38	11/15/29	80,000	[c]	80,118
Mississippi—3.1%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.88	4/1/22	6,000,000		6,012,120
Missouri—.0%
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	6.30	9/1/25	70,000		71,429
Nevada—2.1%
Clark County,
IDR (Southwest Gas Corporation
Project) (Insured; AMBAC)	6.10	12/1/38	4,000,000		4,003,200
New Jersey—4.3%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.70	10/1/39	2,000,000		2,107,180

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Municipal Corp.)	6.13	6/1/30	2,500,000		2,623,675
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	5,000,000		3,649,850
New Mexico—1.5%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	5.90	6/1/40	3,000,000		2,986,560
New York—7.1%
Barclays Capital Municipal Trust
Receipts (New York City
Transitional Finance Authority,
Future Tax Secured Revenue)	5.00	5/1/30	7,996,797	[a,b]	8,720,077
New York City Educational
Construction Fund, Revenue	6.50	4/1/28	1,500,000		1,817,175
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty Municipal Corp.)	7.00	3/1/49	1,435,000		1,652,761
Port Authority of New York and New
Jersey, Special Project Bonds
(JFK International Air
Terminal LLC Project)	6.00	12/1/36	1,500,000		1,563,180
North Carolina—3.0%
Barclays Capital Municipal Trust
Receipts (North Carolina
Medical Care Commission,
Health Care Facilities Revenue
(Duke University Health System))	5.00	6/1/42	5,000,000	[a,b,c]	5,139,550
North Carolina Housing Finance
Agency, Home Ownership Revenue	6.25	1/1/29	775,000		775,814
Ohio—2.8%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	1,500,000	[c]	1,460,670

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio (continued)
Ohio Air Quality Development
Authority, Air Quality Revenue
(Ohio Valley Electric
Corporation Project)	5.63	10/1/19	2,100,000		2,276,379
Toledo-Lucas County Port
Authority, Special Assessment
Revenue (Crocker Park Public
Improvement Project)	5.38	12/1/35	2,000,000		1,785,360
Pennsylvania—5.2%
Delaware County Industrial
Development Authority, Charter
School Revenue (Chester
Community Charter
School Project)	6.13	8/15/40	2,500,000		2,335,275
JPMorgan Chase Putters/Drivers
Trust (Geisinger Authority,
Health System Revenue
(Geisinger Health System))	5.13	6/1/35	2,000,000	[a,b,c]	2,091,420
Pennsylvania Economic Development
Financing Authority, RRR
(Northampton Generating Project)	6.60	1/1/19	3,500,000		1,981,035
Philadelphia,
GO	6.50	8/1/41	1,750,000		2,014,443
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health) (Prerefunded)	5.88	12/1/11	1,755,000	[c,d]	1,789,574
Rhode Island—1.0%
Tobacco Settlement Financing
Corporation of Rhode Island,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/32	2,000,000		2,000,940
South Carolina—6.9%
Lancaster Educational Assistance
Program, Inc., Installment
Purchase Revenue (The School
District of Lancaster County,
South Carolina, Project)	5.00	12/1/26	5,000,000		5,115,050
South Carolina Public Service
Authority, Revenue Obligations	5.50	1/1/38	3,000,000		3,317,460

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
South Carolina (continued)
Tobacco Settlement Revenue
Management Authority of South
Carolina, Tobacco Settlement
Asset-Backed Bonds	6.38	5/15/30	3,750,000		5,028,000
Texas—9.7%
Barclays Capital Municipal Trust
Receipts (Texas A&M University
System Board of Regents,
Financing System Revenue)	5.00	5/15/39	5,000,000	[a,b]	5,462,500
Houston,
Airport System Subordinate
Lien Revenue	5.00	7/1/25	1,300,000		1,339,884
La Vernia Higher Education
Finance Corporation,
Education Revenue (Knowledge
is Power Program, Inc.)	6.25	8/15/39	2,250,000		2,347,740
Lubbock Educational Facilities
Authority, Improvement
Revenue (Lubbock
Christian University)	5.25	11/1/37	1,500,000		1,406,895
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	4,000,000		4,286,440
North Texas Tollway Authority,
Second Tier System Revenue	5.75	1/1/38	4,000,000		4,123,320
Vermont—.9%
Vermont Educational and Health
Buildings Financing Agency,
Revenue (Saint Michael’s
College Project)	6.00	10/1/28	1,500,000		1,529,250
Vermont Housing Finance Agency,
SFHR (Insured; Assured
Guaranty Municipal Corp.)	6.40	11/1/30	225,000		229,721
Virginia—1.2%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	2,000,000	[c]	2,271,620

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Washington—5.9%
Barclays Capital Municipal Trust
Receipts (King County,
Sewer Revenue)	5.00	1/1/29	2,999,037	[a,b]	3,348,057
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	2,990,000	[c]	3,340,398
Washington Health Care Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.38	10/1/36	1,500,000	[c]	1,656,450
Washington Housing Finance
Commission, Revenue
(Single-Family Program)
(Collateralized: FHLMC,
FNMA and GNMA)	5.15	6/1/37	3,160,000		3,176,811
West Virginia—.5%
The County Commission of Harrison
County, SWDR (Allegheny Energy
Supply Company, LLC Harrison
Station Project)	5.50	10/15/37	1,000,000		994,490
Wisconsin—2.5%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	5.60	2/15/29	4,780,000	[c]	4,781,673
Wyoming—1.1%
Wyoming Municipal Power Agency,
Power Supply System Revenue	5.50	1/1/38	2,000,000		2,130,780
U.S. Related—10.1%
Government of Guam,
LOR (Section 30)	5.75	12/1/34	1,500,000		1,540,665
Puerto Rico Commonwealth,
Public Improvement GO	5.50	7/1/32	1,000,000		1,015,390
Puerto Rico Commonwealth,
Public Improvement GO	6.50	7/1/40	1,000,000		1,095,960
Puerto Rico Electric Power
Authority, Power Revenue	5.00	7/1/37	1,945,000		1,943,444
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	5,400,000		5,551,092
Puerto Rico Electric Power
Authority, Power Revenue	5.25	7/1/40	1,500,000		1,522,485

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.38	8/1/39	1,000,000	1,037,310
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	5,500,000	5,956,280
Total Long-Term Municipal Investments
(cost $276,372,083)				292,841,101

Short-Term Municipal
Investments—.9%
California—.3%
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.20	10/1/11	500,000 [e]	500,000
New York—.6%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.14	10/1/11	1,200,000 [e]	1,200,000
Total Short-Term Municipal Investments
(cost $1,700,000)				1,700,000

Total Investments (cost $278,072,083)			151.2%	294,541,101
Liabilities, Less Cash and Receivables			(12.7%)	(24,756,485)
Preferred Stock, at redemption value			(38.5%)	(75,000,000)
Net Assets Applicable to Common Shareholders			100.0%	194,784,616

a Collateral for floating rate borrowings.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2011, these securities were valued at $57,276,367 or 29.4% of net assets applicable to Common Shareholders.
c At September 30, 2011, the fund had $50,976,607 or 26.2% of net assets applicable to Common Shareholders invested in securities whose payment of principal and interest is dependent upon revenues generated from health care.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Variable rate demand note—rate shown is the interest rate in effect at September 30, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	8.7
AA		Aa		AA	23.3
A		A		A	40.1
BBB		Baa		BBB	22.9
CC		Ca		CC	.7
F1		MIG1/P1		SP1/A1	.2
Not Rated[f]		Not Rated[f]		Not Rated[f]	4.1
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	19

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	278,072,083	294,541,101
Interest receivable		4,953,409
Prepaid expenses		14,196
		299,508,706
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		169,385
Cash overdraft due to Custodian		1,006,624
Payable for floating rate notes issued—Note 3		26,494,597
Payable for investment securities purchased		1,838,550
Interest and expense payable related to
floating rate notes issued—Note 3		65,205
Commissions payable		13,626
Dividends payable to Preferred Shareholders		1,003
Accrued expenses		135,100
		29,724,090
Auction Preferred Stock, Series A and B, par value $.001
per share (3,000 shares issued and outstanding at $25,000
per share liquidation preference)—Note 1		75,000,000
Net Assets applicable to Common Shareholders ($)		194,784,616
Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(20,623,542 shares issued and outstanding)		20,624
Paid-in capital		183,715,515
Accumulated undistributed investment income—net		5,087,521
Accumulated net realized gain (loss) on investments		(10,508,062)
Accumulated net unrealized appreciation
(depreciation) on investments		16,469,018
Net Assets applicable to Common Shareholders ($)		194,784,616
Shares Outstanding
(110 million shares authorized)		20,623,542
Net Asset Value, per share of Common Stock ($)		9.44

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Interest Income	15,931,524
Expenses:
Management fee—Note 2(a)	1,818,615
Interest and expense related to floating rate notes issued—Note 3	159,498
Commission fees—Note 1	128,593
Professional fees	101,331
Shareholder servicing costs—Note 2(b)	42,991
Shareholders’ reports	38,101
Registration fees	21,666
Custodian fees—Note 2(b)	20,609
Directors’ fees and expenses—Note 2(c)	20,070
Miscellaneous	41,669
Total Expenses	2,393,143
Investment Income—Net	13,538,381
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(3,677,839)
Net unrealized appreciation (depreciation) on investments	(1,446,561)
Net Realized and Unrealized Gain (Loss) on Investments	(5,124,400)
Dividends to Preferred Shareholders	(254,839)
Net Increase in Net Assets Resulting from Operations	8,159,142

See notes to financial statements.

The Fund	21

STATEMENT OF CASH FLOWS
Year Ended September 30, 2011

Cash Flows from Operating Activities ($):
Interest received	15,868,910
Operating expenses paid	(2,252,565)
Dividends paid to Preferred Shareholders	(258,000)
Purchases of portfolio securities	(61,357,488)
Proceeds from sales of portfolio securities	59,187,766
		11,188,623
Cash Flows from Financing Activities ($):
Net proceeds from floating rate notes issued	1,494,597
Dividends paid to Common Shareholders	(12,574,337)
Interest and expense related to
floating rate notes issued paid	(195,383)	(11,275,123)
Decrease in cash		(86,500)
Cash overdraft at beginning of period		(920,124)
Cash overdraft at end of period		(1,006,624)
Reconciliation of Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Applicable to Common
Shareholders Resulting From Operations		8,159,142
Adjustments to reconcile net increase in net assets applicable to
Common Shareholders resulting from operations to
net cash provided by operating activities ($):
Increase in investments in securities, at cost		(132,875)
Decrease in receivable for investment securities sold		2,271,191
Decrease in payable for investment securities purchased		(630,200)
Increase in interest receivable		(196,579)
Decrease in commissions payable and accrued expenses		(22,518)
Increase in Due to The Dreyfus Corporation and affiliates		3,598
Decrease in dividends payable to Preferred Shareholders		(3,161)
Interest and expense related to floating rate notes issued		159,498
Net unrealized depreciation on investments		1,446,561
Net amortization of premiums on investments		133,966
Net Cash Provided by Operating Activities		11,188,623
Supplemental disclosure of cash flow information ($):
Non-cash financing activities:
Reinvestment of dividends		206,432

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment income—net	13,538,381	13,400,146
Net realized gain (loss) on investments	(3,677,839)	3,299,589
Net unrealized appreciation
(depreciation) on investments	(1,446,561)	1,248,916
Dividends to Preferred Shareholders	(254,839)	(356,927)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,159,142	17,591,724
Dividends to Common Shareholders from ($):
Investment income—net	(12,780,769)	(11,471,272)
Capital Stock Transactions ($):
Dividends reinvested	206,432	50,652
Total Increase (Decrease) in Net Assets	(4,415,195)	6,171,104
Net Assets ($):
Beginning of Period	199,199,811	193,028,707
End of Period	194,784,616	199,199,811
Undistributed investment income—net	5,087,521	4,688,364
Capital Share Transactions (Shares):
Increase in Shares Outstanding as
a Result of Dividends Reinvested	23,527	5,271

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	9.67	9.37	8.43	9.34	9.66
Investment Operations:
Investment income—net[a]	.66	.65	.66	.70	.69
Net realized and unrealized
gain (loss) on investments	(.26)	.23	.83	(.95)	(.34)
Dividends to Preferred Shareholders
from investment income—net	(.01)	(.02)	(.06)	(.17)	(.18)
Total from Investment Operations	.39	.86	1.43	(.42)	.17
Distributions to Common Shareholders:
Dividends from investment income—net	(.62)	(.56)	(.49)	(.49)	(.49)
Net asset value, end of period	9.44	9.67	9.37	8.43	9.34
Market value, end of period	9.55	9.95	8.62	7.03	8.67
Total Return (%)[b]	2.85	22.72	30.87	(14.04)	(.34)

		Year Ended September 30,
	2011	2010	2009	2008	2007
Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable
to Common Stock[c]	1.29	1.35	1.41	1.55	1.67
Ratio of interest and expense
related to floating rate notes
issued to average net assets
applicable to Common Stock[c]	.09	.08	—	.19	.35
Ratio of net investment income
to average net assets applicable
to Common Stock[c]	7.33	7.03	7.98	7.64	7.28
Ratio of total expenses
to total average net assets	.92	.92	.89	1.01	1.11
Ratio of interest and expense
related to floating rate notes
issued to total average net assets	.06	.05	—	.12	.23
Ratio of net investment income
to total average net assets	5.21	4.80	5.04	4.98	4.82
Portfolio Turnover Rate	22.73	18.26	23.36	50.58	10.30
Asset coverage of Preferred Stock,
end of period	360	366	293	274	292
Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	194,785	199,200	193,029	173,703	192,439
Preferred Stock outstanding,
end of period ($ x 1,000)	75,000	75,000	100,000	100,000	100,000

a	Based on average common shares outstanding at each month end.
b	Calculated based on market value.
c	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

The Fund	25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DMF.

The fund has outstanding 1,500 shares of Series A and 1,500 shares of Series B Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of the shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All preceding securities are categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	294,541,101	—	294,541,101

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the Dividend Reinvestment Plan.

On September 29, 2011, the Board of Directors declared a cash dividend of $.0525 per share from investment income-net, payable on October 31, 2011 to Common Shareholders of record as of the close of business on October 18, 2011.

(d) Dividends to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2011, for each Series of APS were as follows: Series A—0.244% and Series B—0.244%.These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received.The average dividend rates for the period ended September 30, 2011 for each Series of APS were as follows: Series A—0.341% and Series B—0.339%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $5,144,052, accumulated capital losses $6,970,128 and unrealized appreciation $16,725,277. In addition, the fund had $3,794,193 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2011. If not applied, $3,070,417 of the carryover expires in fiscal 2012, $298,941 expires in fiscal 2016, $1,246,519 expires in fiscal 2017 and $2,354,251 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2011 and September 30, 2010 were as follows: tax exempt income $13,021,789 and $11,799,912 and ordinary income $13,819 and $28,287, respectively.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, dividend reclassification and a capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $103,616, increased net realized gain (loss) on investments by $289,438 and decreased paid-in capital by $185,822. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .70% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess expense to the extent required by state law. During the period ended September 30, 2011, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates BNY Mellon Shareowner Services, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $15,381 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2011, the fund was charged $20,609 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $154,435, custodian fees $8,500, chief compliance officer fees $3,750 and transfer agency per account fees $2,700.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2011, amounted to $60,727,288 and $58,411,172, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2011, was approximately $24,788,200, with a related weighted average annualized interest rate of .64%.

At September 30, 2011, the cost of investments for federal income tax purposes was $251,321,227; accordingly, accumulated net unrealized appreciation on investments was $16,725,277, consisting of $19,423,806 gross unrealized appreciation and $2,698,529 gross unrealized depreciation.

The Fund	35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2011, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by BNY Mellon Shareowner Services, as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, Shareholder Investment Plan, P.O. Box 358035, Pittsburgh, PA 15252-8035, should include the shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by

The Fund	37

ADDITIONAL INFORMATION (Unaudited) (continued)

the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued Preferred stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds.The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates.At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on preferred dividends or tender options bonds, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2011, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund’s portfolio.

Certifications

The fund’s reports to the SEC on Form N-CSR and Form N-Q contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

The Fund	39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $13,819 that is being designated as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 3, 2011.

		Shares
	For		Authority Withheld
To elect three Class III Directors:†
Joseph S. DiMartino	17,957,661		652,708
George L. Perry††	1,970		9
Benaree Pratt Wiley	17,962,381		647,988

†	The terms of these Class III Directors expire in 2014.
††	Elected solely by APS holders. Common shareholders were not entitled to vote.

The Fund	41

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus representatives noted that the fund is a closed-end fund without daily inflows and outflows of capital, and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of March 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.They also noted that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

The Board members discussed the results of the comparisons and noted that the fund’s total return performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for all periods, except the one- and two-year periods, and that total return performance, on a market price basis, was above the Performance Group and Performance Universe medians for all periods.The Board members noted that the fund’s yield performance was variously above, at and below the Performance Group and Performance Universe medians, for

The Fund	43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

the periods shown. Dreyfus also provided a comparison of the fund’s calendar year total returns, based on net asset value, to the returns of the fund’s Lipper category average.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, and the fund’s actual management fee and total expenses, based on both common shares alone and on common and preferred shares together, were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting that the fund is a closed-end fund.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted that the fund is a closed-end fund without daily inflows and outflows of capital and not experiencing asset growth.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, any changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s overall performance, in light of the considerations described above.

The Fund	45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Clifford L. Alexander, Jr. (78)
Board Member (2003)
Current term expires in 2012
Principal Occupation During Past 5Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
No. of Portfolios for which Board Member Serves: 45
———————
David W. Burke (75)
Board Member (1994)
Current term expires in 2012
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
Whitney I. Gerard (76)
Board Member (1998)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 25

The Fund	47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Nathan Leventhal (68)
Board Member (2009)
Current term expires in 2013
Principal Occupation During Past 5Years:
• Commissioner, NYC Planning Commission (March 2007-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 43
———————
George L. Perry (77)
Board Member (1989)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 25
———————
Benaree Pratt Wiley (65)
Board Member (2009)
Current term expires in 2014
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 68
———————
The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork,
NewYork 10166.
Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

The Fund	49

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund	51

NOTES

The Net AssetValue appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading
“Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End
Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund	53

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,830 in 2010 and $30,312 in 2011. These services

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382 in 2010 and $26,442 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events, (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of the auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,556  in 2010 and $2,731 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $667 in 2010 and $80 in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $29,311,662 in 2010 and $16,565,359 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

            The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and the following persons constitute the Audit Committee and full Board of Trustees of the Registrant:

Joseph S. DiMartino

Clifford L. Alexander

David W. Burke

Whitney Gerard

Nathan Leventhal

George L. Perry

Benaree Pratt Wiley

The Fund has determined that each member of the Audit Committee of the Registrant is not an “interested person” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended, and for purposes of Rule 10A-3(b)(1)(iii) under the Exchange Act, is considered independent.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

(a)   (1)   The following information is as of November 22, 2011:

                  James Welch has been the primary portfolio manager of the Registrant since March 2009 and has been employed by The Dreyfus Corporation (“Dreyfus”) since October 2001.  Daniel A. Barton has been the co-primary portfolio manager of the Registrant since July 2011 and has been employed by Dreyfus since December 2009.

      (a)  (2)  The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

            Portfolio Managers.  The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board members.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities.  The Fund's portfolio managers are Daniel A. Barton and Thomas C. Casey, James Welch.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation.  The portfolio managers' cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive).  Each Fund's portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund.  Funding for SMAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company performance.  Therefore, all bonus awards are based initially on SMAM's performance.  The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan.  Annual awards are granted in March, for the prior calendar year.  Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year.  Goals are to a substantial degree based on investment performance, including performance for one and three year periods.  Also considered in determining individual awards are team participation and general contributions to SMAM.

All portfolio managers are also eligible to participate in the SMAM Long Term Incentive Plan.  This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of SMAM (capped at 20% per year).   Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
James Welch Thomas C. Casey	16 4	$7,874.3M 1,761M	1 0	$472,8M 0	142 139	$440,2M $1,810.6M

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Fund Name	Dollar Range of Fund Shares Beneficially Owned
James Welch Thomas C. Casey	Dreyfus Municipal Income, Inc. Dreyfus Municipal Income, Inc.	None None

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Income, Inc.;

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	November 22, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)